                                                               Exhibit (a)(1)(B)


                             Letter of Transmittal

                                   To Tender
                             Shares of Common Stock
                                       of
                                 Proxicom, Inc.
                       Pursuant to the Offer to Purchase
                               Dated May 17, 2001
                                       by
                           Putter Acquisition Corp.,
                     an indirect wholly-owned subsidiary of
                          Dimension Data Holdings plc

 THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY
         TIME, ON THURSDAY, JUNE 14, 2001 UNLESS THE OFER IS EXTENDED.

                        The Depositary for the Offer is:

                             Bankers Trust Company

        By Mail:                   By Hand:             By Overnight Mail or
                                                              Courier:



 BT Services Tennessee,      Bankers Trust Company      BT Services Tennessee,
          Inc.             Corporate Trust & Agency              Inc.
   Reorganization Unit             Services            Corporate Trust & Agency
     P.O. Box 292737         Attn: Reorganization              Services
Nashville, TN 37229-2737          Department              Reorganization Unit
                              Receipt & Delivery        648 Grassmere Park Road
                                    Window                Nashville, TN 37211
                            123 Washington Street,
                                   1st Floor
                              New York, NY 10006

                           By Facsimile Transmission
                       (for Eligible Institutions only):
                                 (615) 835-3701

               Confirm Facsimile Transmission by Telephone only:
                                 (615) 835-3572

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER, OTHER THAN AS SET FORTH ABOVE, DOES NOT CONSTITUTE A VALID DELIVERY.

                         DESCRIPTION OF SHARES TENDERED
--------------------------------------------------------------------------------

Name(s) and Address(es) of
   Registered Holder(s)
  Please fill in blank,
    exactly as name(s)
       appear(s) on                              Shares Tendered
   Share Certificate(s)           (Attach additional signed list if necessary)
---------------------------------------------------------------------------------
                                                  Total Number
                                  Share       of Shares Represented      Number
                               Certificate             by               of Shares
                               Number(s)*     Share Certificate(s)*    Tendered**
                            -----------------------------------------------------

                            -----------------------------------------------------

                            -----------------------------------------------------

                            -----------------------------------------------------

                            -----------------------------------------------------

                            -----------------------------------------------------

                              Total Shares

--------------------------------------------------------------------------------
  * Need not be completed if transfer is made by book-entry transfer.
 ** Unless otherwise indicated, it will be assumed that all Shares described above are being tendered. See Instruction 4 hereof. IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN LOST OR
    DESTROYED SEE INSTRUCTION 11 HEREOF.

  THE INSTRUCTIONS SET FORTH IN THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

  This Letter of Transmittal is to be used either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined in Instruction 2 below) is utilized, if delivery of common stock, $0.01 par value per share (the "Shares"), of Proxicom, Inc. ("Proxicom") is to be made by book-entry transfer to an account maintained by the Depositary at the Book-Entry Transfer Facility (as defined in and pursuant to the procedures set forth in Section 2 of the Offer to Purchase). Stockholders whose certificates for Shares are not immediately available or who cannot deliver either the certificates for, or a Book-Entry Confirmation (as defined in the Offer to Purchase) with respect to, their Shares and all other documents required hereby to the Depositary prior to the Expiration Date (as defined in the Offer to Purchase) must tender their Shares in accordance with the guaranteed delivery procedures set forth in
Section 2 of the Offer to Purchase. See Instruction 2 of this Letter of Transmittal. Delivery of documents to a Book-Entry Transfer Facility does not constitute delivery to the Depositary.

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
   MADE TO AN ACCOUNT MAINTAINED BY THE DEPOSITARY WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING (ONLY PARTICIPANTS IN THE BOOK-ENTRY TRANSFER FACILITY MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

  Name of Tendering Institution ______________________________________________

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

[_]CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF
   GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, ENCLOSE A PHOTOCOPY OF SUCH NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

  Name(s) of Registered Owner(s) _____________________________________________

  Window Ticket No. (if any) _________________________________________________

  Date of Execution of Notice of Guaranteed Delivery _________________________

  Name of Institution that Guaranteed Delivery _______________________________

  If delivered by Book-Entry Transfer check box: [_]

  Name of Tendering Institution ______________________________________________

  Account Number _____________________________________________________________

  Transaction Code Number ____________________________________________________

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

  The undersigned hereby tenders to Putter Acquisition Corp., a Delaware corporation ("Purchaser") and an indirect wholly owned subsidiary of Dimension Data Holdings plc, a public limited company incorporated in England and Wales ("Dimension Data"), the above-described shares of common stock, par value $0.01 per share, (the "Shares"), of Proxicom, Inc., a Delaware corporation ("Proxicom"), upon the terms and subject to the conditions set forth in Purchaser's Offer to Purchase dated May 17, 2001 (the "Offer to Purchase"), and this Letter of Transmittal (which, together with any amendments or supplements thereto or hereto from time to time, together collectively constitute the "Offer"), receipt of which is hereby acknowledged.

  Upon the terms of the Offer, subject to, and effective upon, acceptance for payment of, and payment for, the Shares tendered herewith in accordance with terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser all right, title and interest in and to all the Shares that are being tendered hereby (and any and all other Shares or other securities issued or issuable in respect thereof on or after May 17, 2001) and irrevocably constitutes and appoints Bankers Trust Company (the "Depositary"), the true and lawful agent and attorney-in-fact of the undersigned, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to the full extent of the undersigned's rights with respect to such Shares (and any such other Shares or securities or rights) (a) to deliver certificates for such Shares (and any such other Shares or securities or rights) or transfer ownership of such Shares (and any such other Shares or securities or rights) on the account books maintained by the Book-Entry Transfer Facility together, in any such case, with all accompanying evidences of transfer and authenticity to, or upon the order of, Purchaser, (b) to present such Shares (and any such other Shares or securities or rights) for transfer on Proxicom's books and (c) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares (and any such other Shares or securities or rights), all in accordance with the terms of the Offer.

  The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the tendered Shares and, when the same are accepted for payment by Purchaser, Purchaser will acquire good title thereto, free and clear of all liens, restrictions, claims and encumbrances and the same will not be subject to any adverse claim. The undersigned will, upon request, execute any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of the tendered Shares (and any such other Shares or other securities or rights).

  All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal shall be binding upon the successors, assigns, heirs, executors, administrators and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

  The undersigned hereby irrevocably appoints the designees of Purchaser, and each of them, the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to vote at any annual, special or adjourned meeting of Proxicom's stockholders or otherwise in such manner as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, to execute any written consent concerning any matter as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, and to otherwise act as each such attorney-in-fact and proxy or his or her substitute shall in his or her sole discretion deem proper with respect to, the Shares tendered hereby that have been accepted for payment by Purchaser prior to the time any such action is taken and with respect to which the undersigned is entitled to vote. This appointment is effective when, and only to the extent that, Purchaser accepts for payment such Shares as provided in the Offer to Purchase. This power of attorney and proxy are irrevocable and are granted in consideration of the acceptance for payment of such Shares in accordance with terms of the Offer. Upon such acceptance for payment, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares (and any such other Shares or securities or rights) will, without further action, be revoked and no subsequent powers of attorney, proxies, consents or revocations may be given (and, if given, will not be deemed effective) by the undersigned.

  The undersigned understands that the valid tender of Shares pursuant to any of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer.

  Unless otherwise indicated herein under "Special Payment Instructions", please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment in the name(s) of the registered holder(s) appearing under "Description of Shares Tendered". Similarly, unless otherwise indicated under "Special Delivery Instructions", please mail the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and accompanying documents, as appropriate) to the address(es) of the registered holder(s) appearing under "Description of Shares Tendered". In the event that both the "Special Delivery Instructions" and the "Special Payment Instructions" are completed, please issue the check for the purchase price and/or return any certificates for Shares not tendered or accepted for payment (and any accompanying documents, as appropriate) in the name of, and deliver such check and/or return such certificates (and any accompanying documents, as appropriate) to, the person or persons so indicated. Please credit any Shares tendered herewith by book-entry transfer that are not accepted for payment by crediting the account at the Book-Entry Transfer Facility designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the "Special Payment Instructions" to transfer any Shares from the name of the registered holder thereof if Purchaser does not accept for payment any of the Shares so tendered.

[_]CHECK HERE IF ANY OF THE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE
   BEEN LOST OR DESTROYED AND SEE INSTRUCTION 11.

Number of Shares represented by the lost or destroyed certificates:


 SPECIAL PAYMENT INSTRUCTIONS (See           SPECIAL DELIVERY INSTRUCTIONS
    Instructions 1, 5, 6 and 7)             (See Instructions 1, 5, 6 and 7)

  To be completed ONLY if certifi-          To be completed ONLY if certifi-
 cates for Shares not tendered or          cates for Shares not tendered or
 not accepted for payment and/or           not accepted for payment and/or
 the check for the purchase price          the check for the purchase price
 of Shares accepted for payment            of Shares accepted for payment
 are to be issued in the name of           are to be sent to someone other
 someone other than the under-             than the undersigned or to the
 signed.                                   undersigned at an address other
                                           than that shown under "Descrip-
 Issue [_] Check  [_] Certificates to:     tion of Shares Tendered".

                                           Mail [_] Check  [_] Certificates to:
 Name _____________________________
           (Please Print)
                                           Name______________________________
 Address __________________________                  (Please Print)

 __________________________________        Address __________________________
         (Include Zip Code)
                                           __________________________________
 __________________________________                (Include Zip Code)
   (Tax Identification or Social
          Security Number)

                                           __________________________________
 (See substitute Form W-9 included           (Tax Identification or Social
              herein)                               Security Number)


 [_]Credit Shares tendered by
    book-entry transfer that are
    not accepted for payment to
    the Depositary to the account
    set forth below:

 __________________________________
    (Depositary Account Number)

                     IMPORTANT--SIGN HERE
           (Also Complete Substitute Form W-9 Below)

 -------------------------------------------------------------

 -------------------------------------------------------------
               (Signature(s) of Shareholder(s))

 Dated: ________, 2001

   (Must be signed by registered holder(s) as name(s) appear(s) on the certificate(s) for the Shares or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or other acting in a fiduciary or representative capacity, please provide the following information and see Instruction 5.)

 Name(s) _____________________________________________________

 -------------------------------------------------------------
                                 (Please Print)

 Capacity (full title) _______________________________________

 Address _____________________________________________________

 -------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number ______________________________

 Tax Identification or Social Security Number ________________

                   Guarantee of Signature(s)
            (If Required--See Instructions 1 and 5)

 Authorized Signature(s) _____________________________________

 Name(s) _____________________________________________________

 -------------------------------------------------------------
                                 (Please Print)

 Title _______________________________________________________

 Name of Firm ________________________________________________

 Address _____________________________________________________

 -------------------------------------------------------------
                               (Include Zip Code)

 Area Code and Telephone Number ______________________________

 Dated: ________, 2001

                                 INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

  1. Guarantee of Signatures. No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Instruction, includes any participant in the Book-Entry Transfer Facility's system whose name appears on a security position listing as the owner of the Shares) of Shares tendered herewith, unless such registered holder(s) has completed either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" on this Letter of Transmittal or (b) if such Shares are tendered for the account of a firm that is a participant in the Security Transfer Agents Medallion Program or the New York Stock Exchange Guarantee Program or the Stock Exchange Medallion Program or by any other "eligible guarantor institution", as such term is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each, an "Eligible Institution"). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5 hereof.

  2. Requirements of Tender. This Letter of Transmittal is to be completed by stockholders either if certificates are to be forwarded herewith or, unless an Agent's Message (as defined below) is utilized, if delivery of Shares is to be made pursuant to the procedures for book-entry transfer set forth in Section 2 of the Offer to Purchase. For a stockholder validly to tender Shares pursuant to the Offer, either (a) a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, together with any required signature guarantees or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary at one of its addresses set forth herein prior to the Expiration Date (as defined in the Offer to Purchase) and either certificates for tendered Shares must be received by the Depositary at one of such addresses or Shares must be delivered pursuant to the procedures for book-entry transfer set forth herein and in the Offer to Purchase (and a Book-Entry Confirmation (as defined in the Offer to Purchase) must be received by the Depositary), in each case, on or prior to the Expiration Date, or (b) the tendering stockholder must comply with the guaranteed delivery procedures set forth below and in Section 2 of the Offer to Purchase.

  Stockholders whose certificates for Shares are not immediately available or who cannot deliver their certificates and all other documents to the Depositary or complete the procedures for book-entry transfer prior to the Expiration Date may tender their Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in Section 2 of the Offer to Purchase. Pursuant to such procedures, (a) such tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery substantially in the form provided by Purchaser with the Offer to Purchase must be received by the Depositary on or prior to the Expiration Date and (c) the certificates for all tendered Shares in proper form or transfer (or a Book-Entry Confirmation with respect to all such Shares), together with a Letter of Transmittal (or a manually signed facsimile thereof), properly completed and duly executed, with any required signature guarantees, or, in the case of a book-entry transfer, an Agent's Message, and any other required documents, must be received by the Depositary within three Nasdaq trading dates after the date of execution of such Notice of Guaranteed Delivery as provided in Section 2 of the Offer to Purchase. A "Nasdaq trading day" is any day on which the National Association of Securities Dealers Automated Quotation System is open for business.

  "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary and forming a part of a Book-Entry Confirmation, that states that such Book-Entry Transfer Facility has received an express acknowledgement from the participant in such Book-Entry Transfer Facility tendering the Shares that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that Purchaser may enforce such agreement against such participant.

  The method of delivery of Shares, this Letter of Transmittal and all other required documents including delivery through any Book-Entry Transfer Facility, is at the election and sole risk of the tendering stockholder. Shares will be deemed delivered only when actually received by the Depositary (including, in the case of a book-entry by Book-Entry Confirmation). If delivery is by mail, registered mail, with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed to ensure timely delivery.

  No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of the Letter of Transmittal (or facsimile thereof), waive any right to receive any notice of the acceptance of their Shares for payment.

  3. Inadequate Space. If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

  4. Partial Tenders (Applicable to Certificate Holders only). If fewer than all the Shares evidenced by any certificate submitted are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered". In any case, new certificate(s) for the remainder of the Shares that were evidenced by the old certificate(s) will be sent to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the acceptance for payment of the Shares tendered herewith. All Shares represented by certificates delivered to the Depositary will be deemed to have been tendered unless otherwise indicated.

  5. Signatures on Letter of Transmittal, Stock Powers and Endorsements. If this Letter of Transmittal is signed by the registered holder of the Shares tendered hereby, the signature must correspond with the name as written on the face of the certificate(s) without any change whatsoever.

  If any of the Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

  If any tendered Shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

  If this Letter of Transmittal or any certificates or stock powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

  If this Letter of Transmittal is signed by the registered owner(s) of the Shares listed and transmitted hereby, no endorsements of certificates or separate stock powers are required unless payment is to be made to or certificates for Shares not tendered or accepted for payment are to be issued to a person other than the registered owner(s). Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  If this Letter of Transmittal is signed by a person other than the registered owner(s) of certificates listed, the certificates must be endorsed or accompanied by appropriate stock powers, in either case signed exactly as the name or names of the registered owner or owners appear on the certificates. Signatures on such certificates or stock powers must be guaranteed by an Eligible Institution.

  6. Stock Transfer Taxes. Purchaser will pay any stock transfer taxes with respect to the transfer and sale of Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or if certificates for Shares not tendered or accepted for payment are to be registered in the name of, any person(s) other than the registered owner(s), or if tendered certificates are registered in the name of any person(s) other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered owner(s) or such person(s)) payable on account of the transfer to such person(s) will be deducted from the purchase price unless satisfactory evidence of the payment of such taxes or exemption therefrom is submitted.

  Except as provided in this Instruction 6, it will not be necessary for transfer tax stamps to be affixed to the certificates listed in this Letter of Transmittal.

  7. Special Payment and Delivery Instructions. If a check is to be issued in the name of, and/or certificates for Shares not accepted for payment are to be returned to, a person other than the signer of this Letter of Transmittal or if a check is to be sent and/or such certificates are to be returned to a person other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

  8. Waiver of Conditions. Purchaser reserves the absolute right in its sole discretion to waive any of the specified conditions (other than the Minimum Tender Condition (as defined in the Offer to Purchase)) of the Offer, in whole or in part, in the case of any Shares tendered.

  9. Backup U.S. Federal Income Tax Withholding. To prevent U.S. federal backup withholding tax on payments of cash pursuant to the Offer, a stockholder surrendering Shares in the Offer must, unless an exemption applies, provide the Depositary with such stockholder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below in this Letter of Transmittal and certify under penalties of perjury that such TIN is correct and that such stockholder is not subject to backup withholding tax. If a stockholder does not provide such stockholder's correct TIN, the Internal Revenue Service (the "IRS") may impose a $50 penalty on such stockholder and any payment of cash to such stockholder pursuant to the Offer may be subject to backup withholding tax of 31%.

  Backup withholding tax is not an additional tax. Rather the amount of the backup withholding tax can be credited against the federal income tax liability of the person subject to the backup withholding tax, provided that the required information is given to the IRS. If backup withholding tax results in an overpayment of tax, a refund can be obtained by the stockholder.

  The stockholder is required to give the Depositary the TIN (i.e., social security number or employer identification number) of the record owner of the Shares. If the Shares are held in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

  Certain stockholders (including, among others, all corporations and certain foreign individuals and entities) are not subject to backup withholding tax. Foreign stockholders should complete and sign the main signature form and an IRS Form W-8BEN, a copy of which may be obtained from the Depositary, in order to avoid backup withholding tax.

  10. Requests for Assistance or Additional Copies. Questions and requests for assistance may be directed to Merrill Lynch & Co. or Deutsche Banc Alex. Brown Inc. (the "Dealer Managers") or the Information Agent at their respective addresses listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 may be obtained from the Information Agent or from brokers, dealers, banks, trust companies or other nominees.

  11. Lost, Destroyed or Stolen Certificates. If any certificate representing Shares has been lost, destroyed or stolen, the stockholder should promptly notify the Depositary by checking the box immediately preceding the special payment/special delivery instructions and indicating the number of Shares so lost, destroyed or stolen, or call the Depositary at (800) 735-7777. The stockholder will then be instructed by the Depositary as to the steps that must be taken in order to replace the certificate. This Letter of Transmittal and related documents cannot be processed until the procedures for replacing lost or destroyed certificates have been followed.

  IMPORTANT: THIS LETTER OF TRANSMITTAL (OR A MANUALLY SIGNED FACSIMILE THEREOF) TOGETHER WITH ANY SIGNATURE GUARANTEES, OR, IN THE CASE OF A BOOK-ENTRY TRANSFER, AN AGENT'S MESSAGE, AND ANY OTHER REQUIRED DOCUMENTS, MUST BE RECEIVED BY THE DEPOSITARY ON OR PRIOR TO THE EXPIRATION DATE AND EITHER CERTIFICATES FOR TENDERED SHARES MUST BE RECEIVED BY THE DEPOSITARY OR SHARES MUST BE DELIVERED PURSUANT TO THE PROCEDURES FOR BOOK-ENTRY TRANSFER, IN EACH CASE PRIOR TO THE EXPIRATION DATE, OR THE TENDERING STOCKHOLDER MUST COMPLY WITH THE PROCEDURES FOR GUARANTEED DELIVERY.

PAYER'S NAME: PUTTER ACQUISITION CORP.

                           Part 1--PLEASE PROVIDE YOUR        Social Security
                           TIN IN THE BOX AT RIGHT AND          Number(s) or
                           CERTIFY BY SIGNING AND DATING          Employer
                           BELOW.                              Identification
                                                                 Number(s)

 SUBSTITUTE
 Form W-9
 Department of
 the Treasury
 Internal                                                    -----------------
 Revenue Service           Part 2--Certification--Under penalties of perjury,
                           I certify that (1) the number shown on this form
                           is my correct taxpayer identification number (or I
                           am waiting for a number to be issued for me), (2)
                           I am not subject to backup withholding because:
                           (a) I am exempt from backup withholding or (b) I
                           have not been notified by the Internal Revenue
                           Service (the "IRS") that I am subject to backup
                           withholding as a result of a failure to report all
                           interest or dividends, or (c) the IRS has notified
                           me that I am no longer subject to backup
                           withholding, and (3) I am a U.S. person (including
                           a U.S. resident alien).
                          -----------------------------------------------------

 Payer's Request for
 Taxpayer Identification
 Number ("TIN")
                          -----------------------------------------------------
                           Certification Instructions--You must      Part 3
                           cross out item (2) in Part 2 above      Awaiting
                           if you have been notified by the IRS    TIN [_]
                           that you are currently subject to
                           backup withholding because you have
                           failed to report all interest and
                           dividends on your tax return.

                                                                     Part 4
                                                                   Exempt
                                                                   TIN [_]
--------------------------------------------------------------------------------

 Signature:                                                        Date:

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A
      $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL INFORMATION.

      YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
      PART 3 OF THE SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

   I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or
 (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 31% of all reportable payments made to me will be withheld.

 Signature ______________________________   Date _____________________________

  Questions and requests for assistance may be directed to the Information Agent or the Dealer Managers at their respective addresses and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished promptly at Purchaser's expense. You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Offer.

                    The Information Agent for the Offer is:

                      [LOGO OF MACKENZIE PARTNERS, INC.]

                               156 Fifth Avenue
                           New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                      or
                         Call Toll-Free (800) 322-2885
                      Email: proxy@mackenziepartners.com

                    The Dealer Managers for the Offer are:

     Merrill Lynch & Co.                        Deutsche Banc Alex. Brown


 Four World Financial Center                        130 Liberty Street
   New York, New York 10080                      New York, New York 10006
 Call Collect: (212) 236-3790                 Call Toll-Free: (877) 305-4919


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